EXHIBIT 32.1
                                                                    ------------


                              CYTATION CORPORATION

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


WRITTEN  STATEMENT  OF  THE  CHIEF  EXECUTIVE  OFFICER

     Solely for the purposes of complying with 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, I, Charles G. Masters, the undersigned President and Chief Executive Officer of Cytation Corporation (the "Company"), hereby certify, based on my knowledge, that the amended Annual Report on Form 10-KSB/A of the Company for the year ended December 31, 2005 (the "Report") as filed with the Securities and Exchange Commission on the date hereof:

1. Fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. That the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/  Charles  G.  Masters
-----------------------------------------
Charles  G.  Masters
President  and  Chief  Executive  Officer
July  18,  2006

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